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                                EXHIBIT (23)(b)
                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement (Form S-3) of our report, dated January 29, 1999, relating to the financial statements of Commerce Bank/Harrisburg, N.A. incorporated by reference in its Annual Report (Form 10-KSB) for the year ended December 31, 1998. We also consent to the reference to our firm under the caption "Experts" in the prospectus.


                                             /s/ BEARD & COMPANY, INC.

Harrisburg, Pennsylvania
September 15, 1999




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